                                                                    Exhibit 99.1


                                 NORDSTROM, INC.


                                1617 SIXTH AVENUE


                            SEATTLE, WASHINGTON 98101


                        CERTIFICATION OF CHIEF EXECUTIVE
                  OFFICER REGARDING PERIODIC REPORT CONTAINING
                              FINANCIAL STATEMENTS


I, Blake W. Nordstrom, the President of Nordstrom, Inc. (the "Company") in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company's Annual Report on Form 10-K for the period ended January 31, 2003 (the "Report") filed with the Securities and Exchange Commission:

         o fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                /s/ Blake W. Nordstrom
                                                --------------------------------
                                                Blake W. Nordstrom
                                                President
                                                April 17, 2003

A signed original of this written statement required by Section 906 has been provided to Nordstrom, Inc. and will be retained by Nordstrom, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.